UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2019

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa, Oklahoma 74136
(Address of principal executive offices)(Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units Representing Limited Partner Interests	NGL	New York Stock Exchange

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2019, Highstar Capital IV, L.P. (“Highstar”) notified NGL Energy Holdings LLC (the “General Partner”), the general partner of NGL Energy Partners LP (the “Partnership”), that effective immediately, Jared Parker will no longer serve as Highstar’s designated director on the board of directors of the General Partner.  Mr. Parker’s resignation did not result from a disagreement on any matter relating to the Partnership’s operations, policies or practices, but rather pursuant to the redemption of all of the issued and outstanding 10.75% Class A Convertible Preferred Units (the “Class A Preferred Units”), as more fully described under Item 8.01 of this Current Report on Form 8-K.

Item 7.01                   Regulation FD Disclosure.

On May 13, 2019, the Partnership issued a press release (the “Press Release”) announcing the redemption of all of the issued and outstanding Class A Preferred Units, as more fully described under Item 8.01 of this Current Report on Form 8-K.  The Partnership hereby furnishes the information set forth in the Press Release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the Press Release being furnished pursuant to Item 7.01 is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the Press Release or any information contained therein be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01                   Other Events.

On May 13, 2019, the Partnership announced that on May 11, 2019 it redeemed all of the issued and outstanding Class A Preferred Units by payment of a redemption price in cash equal to $13.2385 per Class A Preferred Unit, plus all accrued but unpaid accumulated distributions in respect of such Class A Preferred Units, to but not including the redemption date of May 11, 2019.  Upon redemption of all of the issued and outstanding Class A Preferred Units, all of the Partnership’s Class A Preferred Units ceased to be issued and outstanding.

The information contained in this Current Report on Form 8-K shall not constitute a notice of redemption of any of the Partnership’s securities.  The redemption of Class A Preferred Units was made solely pursuant to the Partnership’s formal notice of redemption dated May 1, 2019.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

		By:	NGL Energy Holdings LLC,
its general partner

Date: May 13, 2019	By:	/s/ Robert W. Karlovich III
		Name:	Robert W. Karlovich III
		Title:	Chief Financial Officer